CONTENT PRODUCTION INCENTIVES	12 Months Ended
Dec. 31, 2024
CONTENT PRODUCTION INCENTIVES [Abstract]
CONTENT PRODUCTION INCENTIVES

18. CONTENT PRODUCTION INCENTIVES

The Company has access to various governmental programs that are designed to promote content production within the United States of America and certain international jurisdictions. These programs primarily consist of nonrefundable tax credits issued by a jurisdiction on an annual basis for qualifying expenses incurred during the year in the production of certain entertainment content created in whole or in part within the jurisdiction. The Company recognizes these benefits when we have reasonable assurance regarding the realizable amount of the tax credits.

During the years ended December 31, 2024 and 2023, the Company recorded content production incentives of $13.6 million and $13.1 million related to qualifying content production activities, respectively. These incentives are recorded as an offset to production expenses within direct operating costs on the Company’s combined statements of operations. The Company did not record any content production incentives during the year ended December 31, 2022. During the year ended December 31, 2024, the Company recorded infrastructure improvement incentives of $11.0 million related to qualifying capital expenditures associated with the buildout of WWE's new leased corporate headquarters and media production facilities. These incentives are recorded as an offset to property, buildings and equipment, net in the combined balance sheets. The Company did not record any infrastructure improvement incentives during the year ended December 31, 2023.